SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006
________________

First Federal Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25509	42-1485449
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer Identification No.)
of incorporation)

329 Pierce Street, Sioux City, Iowa 51101
(Address of principal executive offices)

(712) 277-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the securities Act (12 C.F.R. 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-(c))

Item 2.02.      Results of Operations and Financial Condition

On August 1, 2006, First Federal Bankshares, Inc. issued a press release regarding its results of operations and financial condition at and for the three months and twelve months ended June 30, 2006. The text of the press release and a related financial supplement are included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include audited financial statements and additional analyses at and for the fiscal year ended June 30, 2006, as part of its Form 10-K covering that period.

Item 9.01.     Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text and financial supplement of First Federal Bankshares, Inc. dated August 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FEDERAL BANKSHARES, INC.

DATE: August 2, 2006	By:	/s/Michael W. Dosland
Michael W. Dosland
President and Chief Executive Officer

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